Investor Presentation

NYSE: IDT

June 2023

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT | Businesses built around common strategic assets

High-Growth, High-Margin Business Segments		Cash Generative Traditional Communications Segment	
National Retail Solutions	POS-based solutions tailored for independent retailers & marketers	IDT Digital Payments	Mobile top-up and other non-cash digital payments
net2phone	Cloud communications for business	BOSS Revolution	International long-distance calling
BOSS Money	International remittances and neobanking	IDT global	Wholesale voice and SMS services

High-Growth
High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably while offering consumer packaged goods marketers unprecedented reach and insight into urban markets

NRS | One platform → Multiple recurring revenue streams

$70+ Million in Annual, Recurring, High Margin Revenue[1]


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NRS PAY

Merchant Services
40% of Revenue

- Retailers subscribe to NRS Pay, an integrated payment processing solution.
- Cash advances to retailers and other early stage offerings

Advertising & Data
50% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens
- Data analytic companies, CPGs and distributors purchase transaction data

SaaS Fees
10% of Revenue

- Retailers pay a monthly software subscription fee

New Services

- E-commerce solutions
- Payroll services

NRS | Recurring Revenue & EBITDA expansion



Recurring Revenue[2]
(in millions)
+113% 4 Year CAGR
$3.4
$8.5
$19.7
$45.3
$70.3
2019
2020
2021
2022
TTM



Adjusted EBITDA[3]
(in millions)
$(6.4)
$(5.5)
$0.3
$12.1
$21.5
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

Increasing profitability fueled by growth of exceptionally high margin offerings.
Income from operations margin[4] increased from (1%) in 2021 to 25% TTM.
Adjusted EBITDA margin[4] increased from 1% in 2021 to 28% TTM.

NRS | Rapid Network Expansion with Extensive TAM

The Leading POS for Independent Convenience Stores and Bodegas

POS network - 23,900 active terminals at ~21,000 independent retail stores[5]

Added +6,000 net new terminals TTM

~11% penetration of core TAM

- C-stores and bodegas
- Liquor stores
- Tobacco shops

Developing new market opportunities

- Differentiated POS technologies and formats for retail verticals outside core TAM
- International markets

Active POS Terminals[5]

(in thousands)



+34% 3Q23/3Q22
17.9
19.4
20.8
22.4
23.9
3Q22
4Q22
1Q23
2Q23
3Q23

Quarters of fiscal years ended July 31st

NRS | Merchant Services – Robust, Long-Term Growth

NRS Pay - Payment Processing Revenue and Accounts[6]

(in millions)


+82% Revenue
+53% Accounts
3Q23/3Q22
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
16000
14000
12000
10000
8000
6000
4000
2000
0
3Q22
4Q22
1Q23
2Q23
3Q23
Quarters of fiscal years ended July 31st
Revenue
Accounts

Merchant Services revenue is generated predominantly by NRS Pay, the NRS payment processing solution

NRS Pay processing accounts increased 53% YOY and ARPU increased 21% YOY

- ➔ Retailers are selecting NRS's Cash Discount Plan and other premium offerings
- ➔ Credit/debit card penetration is increasing

NRS | Advertising & Data – Platform with massive growth potential

NRS Digital Media - The nation's largest place-based digital advertising network for c-stores and other small format independent retailers

- Ads are served on the NRS POS's customer-facing digital screens.
- Inventory is sold to marketers via programmatic platforms and direct
- Offering 7.6 billion weekly impressions in ~21,000 stores across 194 DMAs in all 50 states
- **NRSInsights**: Provides SKU-level transaction data and analytics for over $15 billion in annual sales



Advertising & Data Revenue
(in millions)
+123% 4-year CAGR
$1.4
$4.5
$8.7
$22.3
$34.7
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

NRS | SaaS Fee Revenue Growth Powered by Network Expansion

SaaS Revenue
(in millions)


+41% 3Q23/3Q22
$1.5
$1.6
$1.8
$1.9
$2.1
3Q22
4Q22
1Q23
2Q23
3Q23

Quarters of fiscal years ended July 31st

Retailers pay monthly recurring charges (MRCs) for the services provided by the POS.

SaaS MRCs range from $19.95 to $69.95 per terminal, per month, depending on feature sets and whether bundled with NRS Pay.

Growth drivers

- POS terminals: +34% YOY
- SaaS Fees' ARPU increased 5% YOY[7] driven by migration to premium plans

net2phone

Our cloud-based, unified communications and contact center solutions help businesses around the globe succeed by interacting with their consumers with enhanced intelligence and insights

A Growth Leader Pursuing Exceptional Market Opportunities

Frost & Sullivan regards net2phone as a leader in both innovation and growth.[8]

$70 billion

Unified Communications as a Service (UCaaS)

Global market opportunity by 2028 with CAGR of 13.4%[9]

$15 billion

Contact Center as a Service (CCaaS)

Global market opportunity by 2029 with CAGR of 17.5%[10]

Leading the 'Sweet Spot' of Communications as a Service

- **Focus on Mid-Enterprise Clients**
- **Distinctive Footprint in Several Global Markets**
- **Channel Partners Drive Customer Acquisition**

User Portals | Video | Mobile App
Voice | Messaging | Analytics
Web Calling | Contact Center | Integrations



net2phone | Exceptional seat and revenue growth with a CCaaS lift

+20% Subscription Revenue[11]

+22% Total seats seved[12]

+41% CCaaS seats served[12]

Subscription Revenue & Seats



$18.0
$16.0
$14.0
$12.0
$10.0
in millions
350
325
300
275
250
in thousands
3Q22
4Q22
1Q23
2Q23
3Q23
Quarters of fiscal years ended July 31st
Subscription revenue
Seats

net2phone | Transition to profitable growth



Adjusted EBITDA
(in millions)
$(0.9)
$(0.4)
$0.3
$0.8
$1.0
3Q22
4Q22
1Q23
2Q23
3Q23
Quarters of fiscal years ended July 31st

- Achieved three consecutive quarters of positive Adjusted EBITDA.
- Nearing cash-flow profitability inclusive of CAPEX and approximately $20MM annual spend for customer acquisitions

net2phone | Multi-pronged strategy for profitable growth



Think Global – Act Local

Sales and support locations

Robust Geo and Channel Expansion

New LATAM markets

- → Telephony agnostic solutions

Deepening penetration in primary markets:

- → Fully localized support and sales in local currency
- → Expanding sales presence to more cities

Growing the channel

- → Over 2000 partners worldwide, and growing.

Direct to enterprise

- → Dedicated sales force exclusively for mid-market enterprise customers

Compelling New Offerings and Features



New Premium Add-On Solutions

- **net2phone AI→** Using the power of AI to monitor and analyze agent interactions, provide coaching, and drive greater performance
- **Call Center Essentials→** CCaaS tailored for professional offices and the small enterprise market

New market verticals

- **Integrations with vertical-based CRMs**
  net2phone as the "middleware" integrating industry specific CRMs and tools

New go-to-market initiative

- **Direct-to-Enterprise sales**
  Dedicated teams to pursue larger, multinational opportunities for both UCaaS and CCaaS offerings

BOSS MONEY

Our international remittance services enable customers in the U.S., and more recently in Canada and certain African countries, to send money to friends and family in 46 destination countries

BOSS MONEY | Robust platform driving durable expansion

Money Transfer Transactions
(in millions)



+44%
6-year CAGR
1.3
2.3
3.5
5.6
7.5
9.4
11.9
2017
2018
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

Building Out a Strategically Focused Platform

- Focus on LATAM and Africa corridors
- Global payout network now 287,000 locations via 427 payers in 46 countries + direct bank deposits + mobile wallets
- Omni channel - digital (Apps & Web) and retail
- Robust compliance capabilities

BOSS MONEY | A powerful digital platform

Superior User Digital Experience

- ➔ BOSS Money app receives superlative reviews
- ➔ User-rated 4.8 out of 5 stars in App Store
- ➔ Over 80% of customers are repeat users

Efficient Online & Offline Customer Acquisition

- ➔ Successful cross-selling to existing BOSS customers
- ➔ Promotions around key holidays
- ➔ Sophisticated CRM campaigns
- ➔ Backed by nationwide marketing of BOSS brand
- ➔ Referral programs provide powerful incentives



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BOSS MONEY | Robust revenue growth and opportunities

Growth Drivers

- Cross-marketing within BOSS ecosystem
- Refined pricing models and capabilities
- Enhanced user and retailer experiences
- Origination from Canada
- New corridors to Africa and Caribbean
- Direct-to-debit-transfers
- Launched BOSS Money Africa app

Additional Fintech Initiatives

- Neo-banking and wallets
- Insurance products and services
- Expanded offerings from IDT's bank in Gibraltar



BOSS Money Revenue
(in millions)
+29%
3Q23/3Q22
$15.1
$16.4
$17.6
$17.6
$19.4
3Q22
4Q22
1Q23
2Q23
3Q23
Quarters of fiscal years ended July 31st

Traditional Communications Segment

Traditional Communications | Strong cash generation

IDT DIGITAL PAYMENTS

Cross-border value transfer through mobile-top-up and other digital prepaid offerings

$429 MM
TTM Revenue

BOSS REVOLUTION

International calling serving ~3MM customers

$337 MM
TTM Revenue

IDT global
Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to 156 countries

$238 MM
TTM Revenue

IDT

IDT Consolidated

IDT | Increasing profitability & strong balance sheet

Well positioned for additional value creation

Consolidated Adjusted EBITDA
(in millions)

+32% 4-Year CAGR



$30.8
$46.9
$74.5
$79.1
$92.3
2019
2020
2021
2022
TTM

Fiscal years ended July 31

- $138 million in cash + current investments ($5.44 / share)[13]
- $0 debt[13]

IDT | High growth businesses driving profitability

Revenue
3Q23 / 3Q22

+32% Growth Segments

-15% Traditional Communications Segment

Consolidated Adjusted EBITDA
by reporting segment



Millions
$100
$80
$60
$40
$20
$-
$(20)
$(40)
2019
2020
2021
2022
TTM
Fiscal years ended July 31st
High Growth Business Segments
Traditional Communications Segment + Corporate Overhead

Thank You

invest@idt.net

Footnotes

(1) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS terminals. Percentages of revenue are percentages of aggregate NRS recurring revenue for the twelve months ended April 30, 2023.

(2) TTM through this presentation refers to the twelve months ended April 30, 2023.

(3) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure. TTM - for the twelve months ended April 30, 2023.

(4) Income from operations margin is income from operations divided by revenue for the corresponding periods. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue for the corresponding periods.

(5) Active POS and store counts as of April 30, 2023. In the chart, active POS terminals as of the end of quarters for the fiscal years ending July 31st.

(6) Payment processing accounts as of the end of quarters for the fiscal years ending July 31st. Payment processing revenue is included in NRS' Merchant Services vertical's revenue.

(7) SaaS Fees ARPU is the quarterly SaaS Fee revenue divided by the number of active terminals at the end of the quarters of the fiscal year ended July 31st for 3Q23 compared to 3Q22.

(8) Frost & Sullivan. "Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022"

(9) Fortune Business Insights, "Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028"

Footnotes, continued

(10) Fortune Business Insights, “Contact Center as a Service (CCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2022-2029”

(11) net2phone subscription revenue excludes equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 3Q FY2023 compared to 3Q FY2022.

(12) Total seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats. All seats served as of April 30, 2023 compared to April 30, 2022..

(13) As of April 30, 2023

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gains on sales of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	Q3 23 TTM
(Loss) income from operations	(6,724)	(6,132)	(252)	11,208	19,410
Depreciation and amortization	289	634	520	905	2,043
Adjusted EBITDA	(6,435)	(5,499)	267	12,114	21,452

Reconciling Loss from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	3Q22	4Q22	1Q23	2Q23	3Q23
Loss from operations	(2,256)	(1,817)	(1,056)	(575)	(377)
Depreciation and amortization	1,343	1,443	1,352	1,390	1,402
Adjusted EBITDA	(913)	(374)	296	815	1,024

Reconciling Net Income to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	Q3 23 TTM
Net income attributable to IDT Corporation	134	21,430	96,475	27,028	49,757
Adjustments:					
Net income (loss) attributable to noncontrolling interests	196	(12)	416	1,977	3,839
Net income	330	21,418	96,891	29,005	53,596
Provision for (benefit from) income taxes	123	(3,700)	(31,667)	5,878	12,585
Income before income taxes	453	17,718	65,224	34,883	66,181
Interest (income), net	(776)	(1,043)	(318)	(146)	(1,958)
Other (income) expense, net	(682)	1,267	(7,916)	25,352	3,728
(Loss) income from operations	(1,005)	17,942	56,990	60,089	67,951
Depreciation and amortization	22,632	20,406	17,764	18,115	19,768
Severance expense	1,438	3,503	452	116	507
Other operating expense (gain), net	7,726	5,063	(731)	826	4,065
Adjusted EBITDA	30,791	46,914	74,475	79,146	92,291

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for Reporting Segments
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	Q3 23 TTM
Growth					
(Loss) income from operations	(27,272)	(13,683)	(17,660)	(6,811)	13,062
Depreciation and amortization	4,963	5,911	7,087	8,511	10,231
Severance expense	-	200	-	59	-
Other operating (gain) expense, net	(18)	638	467	(313)	(1,954)
Adjusted EBITDA	(22,327)	(6,934)	(10,106)	1,446	21,339
Traditional Communications & Corporate Overhead					
Income from operations	26,267	31,629	74,634	66,900	54,890
Depreciation and amortization	17,669	14,495	10,677	9,604	9,538
Severance expense	1,438	3,303	452	57	507
Other operating expense (gain), net	7,744	4,425	(1,198)	1,139	6,019
Adjusted EBITDA	53,118	53,851	84,564	77,700	70,953